EXHIBIT 32.1
Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-
Oxley Act of 2002.
     In connection with the Quarterly Report of SEDONA Corporation (“SEDONA”) on Form 10-Q for the nine months ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David R. Vey, Chairman of the Board of Directors and Chief Executive Officer of SEDONA Corporation certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SEDONA Corporation.

Dated: November 16, 2009	/s/ DAVID R. VEY
David R. Vey
Chairman of the Board and Chief Executive Officer (Principal Executive Officer)